                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to Quarterly Report of Starbucks Corporation ("Starbucks") on Form 10-Q/A for the period ended June 27, 2004, as filed with the Securities and Exchange Commission on August 10, 2004 (the "Report"), I, Michael Casey, executive vice president and chief financial officer of Starbucks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.


August 10, 2004                         /s/ MICHAEL CASEY
                                        ----------------------------------------
                                        Michael Casey
                                        executive vice president and chief
                                        financial officer